UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

PURAMED BIOSCIENCE®, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-52771	20-5510104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O Box 677
1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Board of Directors (the “Directors”) of PuraMed BioScience®, Inc (the “Company”) have completed a competitive review process regarding the Company’s independent registered public accounting firm for fiscal year ending June 30, 2012.

As a result of the process, on July 11, 2012, the Directors dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVB”) as the Company’s independent registered public accounting firm. On the same date, the Directors recommended and approved the engagement of Tanner LLC (“Tanner”) as the Company’s independent registered public accounting firm.  Tanner is headquartered in Salt Lake City, Utah and can be found on the internet at www.tannerco.com.

CVB’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2011 and June 30, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2011 and June 30, 2010, and the subsequent interim period through July 11, 2012, the date of the dismissal of CVB there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and CVB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVB, would have caused CVB to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CVB with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”). The Company requested that CVB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of CVB letter dated July 12, 2012 is attached as Exhibit 16.1 hereto.

During the fiscal years ended June 30, 2011 and June 30, 2010, and the subsequent interim period through July 11, 2012, neither the Company nor anyone acting on its behalf  has consulted with Tanner with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Tanner concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Form of Dismissal Letter from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE®, INC.

July 13, 2012	By:	/s/ Russell W. Mitchell
Name: Russell W. Mitchell
Title: Chairman; Chief Executive Officer